Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guang Zhao, Chief Financial Officer and Principal Financial Officer of North China Horticulture, Inc., Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the report on Form 10-Q of Company for the fiscal quarter ended March 31, 2011 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2011

/s/ Guang Zhao
Name: Guang Zhao
Title: Chief Executive Officer and Chief Financial Officer